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                                  EXHIBIT 10.4
                     FORM OF FIRSTFED AMERICA BANCORP, INC.
                            ASSUMPTION AGREEMENT FOR
         PEOPLE'S BANCSHARES, INC. 1996 STOCK OPTION AND INCENTIVE PLAN




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                                     FORM OF
                         FIRSTFED AMERICA BANCORP, INC.
                        STOCK OPTION ASSUMPTION AGREEMENT


OPTIONEE:             [name]

        THIS STOCK OPTION ASSUMPTION AGREEMENT is hereby issued as of the ___ day of ________________, 2002, by FIRSTFED AMERICA BANCORP, INC., a Delaware corporation ("FIRSTFED"), pursuant to Section 1.8(d) of the Agreement and Plan of Merger dated as of October 1, 2001 (the "Merger Agreement"), by and between People's Bancshares, Inc. ("People's") and FIRSTFED.

        WHEREAS, the undersigned individual ("Optionee") holds one or more outstanding options to purchase shares of People's common stock, pursuant to the People's 1996 Stock Option and Incentive Plan (the "Stock Plan"); and

               WHEREAS, Section 1.8 of the Merger Agreement provides that, as of the Effective Time of the Merger (as defined in the Merger Agreement), each share of People's common stock issued and outstanding pursuant to the Stock Plan shall be converted into an option to purchase shares of FIRSTFED common stock.

        NOW, THEREFORE, it is hereby agreed as follows:

        1. The shares of People's common stock subject to outstanding stock options under the Stock Plan, and the exercise price per share, held by Optionee immediately prior to the Effective Time are set forth in Exhibit A hereto.

        2. FIRSTFED hereby assumes, as of the Effective Time, the duties and obligations of People's under the Stock Plan, Award Agreements or similar documentation containing the terms and conditions of a stock option grant.

        3. The number of shares of FIRSTFED common stock subject to each outstanding People's option, and the exercise price per share, shall be adjusted in accordance with the provisions of Section 1.8 of the Merger Agreement. Accordingly, the number of shares of FIRSTFED common stock subject to each outstanding People's stock option, and the exercise price per share of FIRSTFED common stock, shall be as specified in Exhibit A hereto.

        4. The following additional provisions shall govern each People's option hereby assumed by FIRSTFED:

               (a) Unless the context otherwise requires, references in the applicable plan document or Award Agreement issued by People's to the "Company" shall mean FIRSTFED, to "Common Stock" or "Stock" shall mean FIRSTFED common stock, to the "Board of Directors"




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shall mean the Board of Directors of FIRSTFED, to the "Committee" shall mean to the Committee of FIRSTFED that administers the Plan and to the "Bank" shall mean to First Federal Savings Bank of America.

               (b) The grant date and the expiration date for each assumed People's stock option and all other provisions governing either the exercise or termination of the stock options shall remain in effect, and shall accordingly govern Optionee's rights with respect to such stock options.

               (c) The adjusted exercise price payable for the FIRSTFED common stock subject to each assumed People's stock option shall be payable in any of the forms authorized by the applicable Stock Plan and/or Award Agreement issued by People's.

               (d) In order to exercise each assumed People's stock option, Optionee must deliver to FIRSTFED a written notice of exercise, indicating the number of shares of FIRSTFED common stock to be purchased, accompanied by payment of the adjusted exercise price. Such notice and payment shall be delivered to FIRSTFED at the following address:

                                    FIRSTFED AMERICA BANCORP, INC.
                                    One FIRSTFED Park
                                    Swansea, Massachusetts 02777

               (e) Except to the extent specifically modified by this Stock Option Assumption Agreement, the terms and conditions of each Award Agreement in effect prior to the Merger shall continue in full force and effect.


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        IN WITNESS WHEREOF, FIRSTFED has caused this Stock Option Assumption
Agreement to be executed on its behalf by its duly authorized officer as of the ____ day of _____________________, 2002.

                                            FIRSTFED AMERICA BANCORP, INC.



                                            By: ________________________________


                                            Title: _____________________________



                                 ACKNOWLEDGMENT

        The undersigned Optionee acknowledges receipt of this Stock Option Assumption Agreement and understands and acknowledges that all rights and liabilities with respect to each People's stock option hereby assumed by FIRSTFED are as set forth only in the applicable Award Agreement, Stock Plan or this Stock Option Assumption Agreement, and that no other agreements exist with respect to such People's stock options. The undersigned Optionee also acknowledges that, except to the extent specifically modified by this Stock Option Assumption Agreement, all of the terms and conditions of the Award Agreement in effect immediately prior to the Effective Time, shall continue in full force and effect and shall not be otherwise affected by this Stock Option Assumption Agreement. The undersigned further acknowledges that the People's stock options described in Exhibit A hereto constitute all of the options or other rights to purchase People's common stock that the undersigned Optionee owned immediately prior to the Effective Time of the Merger.

                                    OPTIONEE



                                            ____________________________________
                                            [name]


                                            DATE: ______________________________






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                                    EXHIBIT A




              OPTIONEE'S OUTSTANDING OPTIONS TO PURCHASE SHARES OF
                     PEOPLE'S BANCSHARES, INC. COMMON STOCK
                                  (PRE-MERGER)


DATE OF OPTION GRANT        NUMBER OF OUTSTANDING       EXERCISE PRICE PER SHARE
                                STOCK OPTIONS





              OPTIONEE'S OUTSTANDING OPTIONS TO PURCHASE SHARES OF
                         FIRSTFED AMERICA BANCORP, INC.
                                  (POST-MERGER)


DATE OF OPTION GRANT        NUMBER OF OUTSTANDING       EXERCISE PRICE PER SHARE
                                STOCK OPTIONS





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